UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
October 24, 2007
Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On October 24, 2007, Gardner Denver, Inc. (the “Company”) issued a press release announcing the Company’s results for the three and nine months ended September 30, 2007 and guidance for diluted earnings per share for the three months ending December 31, 2007, as well as updated guidance for the fiscal year ending December 31, 2007 and guidance for the fiscal year ending December 31, 2008 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Gardner Denver, Inc. Press Release dated October 24, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: October 24, 2007	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release dated October 24, 2007